Corporate Presentation February 24, 2015 NASDAQ: GALT www.galectintherapeutics.com © 2015 Galectin Therapeutics Inc. Exhibit 99.1

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others.
They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, potential partnering opportunities and estimated spending for 2015. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials may not lead to positive outcomes or regulatory approval.  We may experience delays in our trials, which could include enrollment delays.  Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change.  We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. We are currently the subject of litigation, which may impact our human and capital resources. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on
Form 10-K for the year ended December 31, 2013, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
Forward-Looking Statements

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
• 45% of U.S. deaths are associated with fibrotic disease
1
• Lead indication is liver fibrosis/cirrhosis due to fatty liver disease (75% of all liver disease in U.S.)
2
• Potentially applicable to other fibrotic diseases
• Phase 1 clinical trial completed
• Phase 2 clinical trials to start Q2 2015
• Focus on combination immunotherapy, one of the most
prominent approaches to cancer therapy
• Lead indication is advanced melanoma
• Technology applicable to other cancers
• Phase 1b clinical trial in progress
• Second trial to start Q2 2015

Wynn, TA. Nat Rev Immunol. 2004;4:583–594. doi:10.1038/nri1412

Younossi, et al. Clin. Gasto. Hepatol. 2011;9:524-530
Developing Products For Major Unmet Medical Needs
Cancer
Immunotherapy
Organ Fibrosis

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
• Multiple composition-of-matter patents and method patents
• Expertise with complex carbohydrate drugs that promote galectin-3 inhibition, with applicability to large patient populations
• Initial focus on the treatment of NASH with advanced fibrosis, with encouraging data in early human trials and preclinical data showing potential for reversal of disease
Investment Highlights
• Lead compound, GR-MD-02, directed to a potential cirrhosis and advanced fibrosis market, currently approximately 6 million people in the U.S. and growing
• GR-MD-02 is also being studied in advanced melanoma in combination with two different cancer immunotherapeutic agents
• Multiple mid-term clinical and regulatory milestones and potential for
Phase 2 program under an SPA for a registration trial
• A product pipeline that may be attractive to licensing agreements with large pharmaceutical companies
• An accomplished management team with significant large pharma and entrepreneurial experience
Knowledge
Strong Intellectual
Property
NASH with
Advanced Fibrosis
Large Market &
Unmet Need
Defined Regulatory
Pathway
Melanoma
Potential Partnering
Experienced Team

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
• Gal-3 is increased in inflammation and fibrogenesis
• Elimination of gal-3 in mice prevents fibrosis in liver, lung, kidney and heart
• The majority of cancers express high levels of gal-3, which promotes tumor and inhibits immune response
• Binds to galactose residues in glycoproteins and promotes
interactions
• High expression in immune cells (macrophages)
• Modulates cell signaling and immune cell function
• A complex carbohydrate with terminal galactose residues
that binds to gal-3 and disrupts function, particularly
immune/repair function in macrophages
• Efficacy in preclinical models of fibrotic disease and
cancer immunotherapy with encouraging early human
results
• Existing patent coverage through 2031 with 2 composition
and 4 method patents issued
Lead Drug Candidate Targets Galectin-3 Protein
Galectin-3 Protein
Function
Role in Disease
Lead Drug
Candidate
GR-MD-02

Galectin Therapeutics

Clinical Focus		Stage of Development				
Drug	**Indication**	**Discovery**	**Preclinical**	**Phase 1**	**Phase 2**	**Phase 3**
Fibrosis (monotherapy)						
GR-MD-02	NASH cirrhosis				Q2 2015	
	Lung fibrosis					
	Kidney fibrosis					
	Cardiovascular fibrosis					
Cancer Immunotherapy (combination therapy)						
GR-MD-02	Melanoma					
Galectin-3 Inhibitors						
GR-MD-03	Subcutaneous					
GR-MD-04 GM-CT-04	Oral					
G-XXX*	Oral

© 2015 Galectin Therapeutics | NASDAQ:GALT 6 *Galectin Sciences, LLC Deep Product Pipeline

ADVANCED FIBROSIS AND CIRRHOSIS DUE TO NASH (NON-ALCOHOLIC STEATOHEPATITIS) Lead Indication in Organ Fibrosis 7 © 2015 Galectin Therapeutics | NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
U.S. Prevalence in
Asymptomatic, Middle-Aged
Adults (% of population)
2
45%
16.5%
46%
12.2%
2
Prospective evaluation of NAFLD and NASH prevalence (Williams, et al. Gastro. 2011;140:124-131)
Estimated prevalence of NASH in U.S. adults
1, 2
> 28 million
1
Based on July 2013 US census data for people >20 years old (233,880,752)
Obesity
Diabetes
Fatty Liver
NASH
NASH: An Epidemic With No Approved Therapies

NASH
Fibrosis Progression
Stage 1
Stage 2
Stage 3
Stage 4
Liver biopsy
(Blue = fibrosis)
Asymptomatic
Cirrhosis

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Complications (variceal bleeding, ascites, encephalopathy)
Liver Transplantation (projected to be leading reason)
Liver-Related Death
Estimated prevalence of advanced fibrosis
1,2
:         ~ 6 million
Estimated prevalence of cirrhosis
1
:      ~ 1-2 million
Approximately one-third will
advance to Stage 3/4 fibrosis
3
2 Williams, et al. Gastro. 2011;140:124-131
1 Kleiner, et al. Hepatology 2005;41:1313-1320
3 Caldwell, et al. Dig Dis 2010;28:162–168
End-Stage Fibrosis (Cirrhosis) Is When Patients With
NASH Experience Symptoms And Complications

Normal
NASH: Control
NASH: GR-MD-02
Galectin-3 Stain
Cellular Stain
Collagen Stain

GR-MD-02 Effects

- ↓ Galectin-3 Protein
- ↓ NAFLD Activity Score
  - Fat
  - Cell death
  - Inflammation
- ↓ Collagen (Fibrosis)

*Traber PG and Zomer E. Therapy of Experimental NASH and Fibrosis with Galectin Inhibitors. PLOS ONE 2013;8:e83481
GR-MD-02 reduces Gal-3, which results in reduction in
liver inflammation and fibrosis
Robust Preclinical Data: GR-MD-02 Has Therapeutic
Effect On NASH With Fibrosis In Mouse Model*

Galectin Therapeutics

Vehicle-Treated

N
N

GR-MD-02-Treated
(90 mg/kg, 1/W x 4)

Collagen
Percent Collagen
40
30
20
10
p<0.0001
N=10
N=10
Vehicle
GR-MD-02
Portal Pressure
Portal Pressure (cm water)
25
20
15
10
5
0
p<0.05
N=10
N=10
N=10
Normal
Vehicle
GR-MD-02

*Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman, SL. Therapy of Regression of fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease. PLOS ONE 2013;8:e75361.
Robust Preclinical Data: GR-MD-02 Reversed Cirrhosis
And Improved Portal Hypertension In Rat Model*

1st Infusion
2nd Infusion
3rd Infusion
4th Infusion
Week 6-7
Pharmacokinetics
Pharmacokinetics
Biomarkers
Cohort 1
Cohort 2
Cohort 3

•
Subjects:
Biopsy proven NASH with Brunt Stage 3 fibrosis
•
Design:
• Blinded, placebo controlled, sequential dose escalation
• Three cohorts: Four doses over 6-7 weeks of 2, 4, and 8 mg/kg lean body weight administered by IV infusion over one hour
• https://clinicaltrials.gov/ct2/show/NCT01899859?term=GR-MD-02&rank=2
•
Primary Endpoints:
Safety and Pharmacokinetics
•
Exploratory Endpoints:
Potential serum biomarkers, FibroScan
®

The red triangles indicate timing of blood draws for assessment of exploratory biomarkers and the blue triangles indicate timing of
FibroScan assessment. After the last infusion, biomarkers assessed at 3 days and 14 days after infusion and FibroScan at 3 days and 28 days after infusion.
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1 Clinical Trial (GT-020): Completed
December 2014

Cohort 1
(2 mg/kg)
Cohort 2
(4 mg/kg)
Cohort 3
(8 mg/kg)
Active Placebo Active Placebo Active Placebo
Completed protocol 6 2 7 2 7 6
SUSAR (Suspected
unexpected serious
adverse reactions)
0 0 0 0 0 0
Serious Adverse Events 0 0 1* 0 0 0
TEAE’s probably related 0 0 0 0 0 0
TEAE’s possibly related ** 0 2 2 0 0 2
*The female partner of one male patient in cohort 2 had a spontaneous abortion following the study. Conception was predicted to be more than 30 days past last infusion. The Principal Investigator determined that this event was unrelated to study drug and the DSMB concurred.
**Therapy Emergent Adverse Events, possibly related to study drug were reported in 4 subjects who received placebo and 2 subjects who received GR-MD-02.  All adverse events were mild (grade 1) and
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1 Trial: GR-MD-02 Was Found To Be Safe And
Well Tolerated

Mouse AUC vs. Dose
15000
10000
5000
0
AUC (µg*h/ml)
0
20
40
60
mg/kg
Target
Therapeutic
Window
AUC of Human 8 mg/kg dose
AUC of Human 2 mg/kg dose

•
The best therapeutic dose in mouse NASH was between 10 and 30 mg/kg
•
Relationship between AUC and dose shows mouse and human equivalency
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Pharmacokinetics Indicates 8 mg/kg Dose Is Within
The Upper Range Of The Targeted Therapeutic Window

Galectin Therapeutics

Percent Change From Baseline
50
0
-50
ns3
ns4
p < 0.055
p < 0.015
ns5
Placebo2
4th dose + 14 da
4th dose + 3 da
2nd dose
4th dose + 3 da
4th dose + 14 da
Cohort 1
Cohort 2
Cohort 3

A Significant Reduction In FibroTest
®
Scores Were
Seen At The 8 mg/kg Dose
FibroTest
®
scores are calculated from age, gender, alpha-2-macroglobulin, haptoglobin, apolipoprotein A1, gamma-glutamyl transpeptidase (GGT), and total bilirubin
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Legend and Notes:
1. Mean ± Standard Deviation
2. Placebo values (change from
baseline) were combined for
all three cohorts because there
were no differences (n=19)
3. Not significant versus placebo,
two-sided t-test (n=6)
4. Not significant versus placebo,
two-sided t-test (n=7)
5. Significant for three groups
versus placebo, ANOVA with
Dunnett’s test for multiple
comparisons (n=7)

Galectin Therapeutics

Percent Change From Baseline
30
20
10
0
-10
-20
-30
ns[3]
ns[4]
p < 0.005[5]
p < 0.001[5]
p < 0.05[5]
Placebo[2]
4th dose + 14 da
4th dose + 3 da
2nd dose
4th dose + 3 da
4th dose + 14 da
Cohort 1 2 mg/kg
Cohort 2 4 mg/kg
Cohort 3 8 mg/kg

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Highly Significant Reduction In Alpha-2 Macroglobulin
Serum Levels Seen At The 8 mg/kg Dose
A reduction in serum alpha-2-macroglobulin accounted for the reduction in FibroTest
®
Legend and Notes:
1. Mean ± standard deviation
2. Placebo values were combined
for all three cohorts because
there were no differences
(n=19 separate data points)
3. Not significant versus placebo,
two-sided t-test (n=6)
4. Not significant versus placebo,
two-sided t-test (n=7)
5. Significant for three groups
versus placebo, ANOVA with
Dunnett’s test for multiple
comparisons (n=7)

RIBS
LIVER
FIBROSCAN
PROBE
ROI
Vibrator
Elastic
shear wave
Pulse-echo
ultrasound
Transducer

2.5
7.0
9.5
12.5
75 kPa
Absent or mild
fibrosis
Significant
fibrosis
Severe
fibrosis
Cirrhosis

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

• FibroScan uses an
electromechanical vibrator and
pulse-echo ultrasound to evaluate
the elastic shear wave in liver
tissue
• The volume of liver tissue
assessed is ~100-times greater
than volume assessed by liver
biopsy
• The stiffness of the liver is
recorded as the pressure
measurement of kiloPascals
• The stiffness of the liver
correlates with the degree of liver
fibrosis as assessed by liver
biopsy
• FibroScan represents a promising
non-invasive, out-patient method
for measuring changes in liver
fibrosis over time
FibroScan
®
Is A Non-Invasive, Ultrasound-Based
Method For Assessing Liver Stiffness, Which
Correlates With Liver Fibrosis

Placebo
GR-MD-02 (8 mg/kg)
Percent of Baseline Value
150
100
50
0
Day -1
Day 38
Day 63
100%
80%

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

3 of 5 patients treated with GR-MD-02 had reduction in liver stiffness to below 80% of baseline values (red squares)*
Evidence Of Reduced FibroScan
®
Scores In Cohort 3
Patients Treated With GR-MD-02
*In cohort 3 there were technically adequate scans at baseline, Day 38 and Day 63 in 5 patients administered GR-MD-02 and 3 patients administered placebo. Five patients in cohort 3 were not available for FibroScan
®
analysis (3 placebo and 2 active) because of
unavailability of the instrument at the site (1 placebo and 1 active), unavailability of the appropriate instrument probe (1 active), a technically inadequate baseline scan (1 placebo), and the Day 63 scan not being performed (1 placebo).

•
GR-MD-02 at doses up to 8 mg/kg IV is safe and well tolerated in
NASH patients with advanced fibrosis
•
A dose of 8 mg/kg IV is in the upper range of the targeted
therapeutic window for drug administration
•
The combined results of a reduction in serum alpha-2
macroglobulin and a reduction in liver stiffness as assessed by
FibroScan
®
suggests that GR-MD-02 at the highest dose tested
may have an effect on liver fibrosis
•
In an end-of-phase 1 meeting, the FDA provided feedback on
Phase 2 program and advice on most relevant trial endpoints.
•
FDA agreed to review a potentially pivotal Phase 2 trial under a
Special Protocol Assessment

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Results Of Phase 1 Trial Provide Firm Foundation For
Entry Into A Phase 2 Development Program

Phase 2 NASH Clinical Development Program
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

1 Year of
Therapy
Patient
Population
Cirrhosis due
to NASH
Objective Expectation From
Successful Study
Reduction of portal
pressure as a result
of reversing fibrosis
Could serve as a
pivotal trial for
marketing approval
NASH-CX
4 Months of
Therapy
Reduction of liver
stiffness as a result
of reversing fibrosis
and comparison of
non-invasive
assessments
Could serve as basis
for P2b and P3 trials
NASH-FX
NASH with
Advanced
Fibrosis

Patients
Portal hypertension with NASH cirrhosis
Design
• Randomized, controlled, blinded, multicenter trial
• Three groups of 52 subjects for a total of 156 subjects
Dose &
Duration
• Placebo and two doses of GR-MD-02 (2 mg/kg and 8 mg/kg)
• Randomized 1:1:1
• 52 week treatment period with drug administration every other week for a total of 26 doses
Primary
endpoint
Evaluate the efficacy of GR-MD-02 on reducing hepatic venous pressure gradient (HVPG) as a measure of portal pressure compared to placebo at 1 year of treatment
Secondary
endpoints
• Liver collagen on liver biopsy (digital morphometric analysis)
• Liver stiffness as determined by FibroScan
®
Score
• Metabolic capacity of the liver as determined by
13
C methacetin breath test
• Progression of cirrhosis as determined by complications
Trial Sites
45-60 in US and Canada (Contract Research Organization is PPD)
Expected
Milestones
First Patent Screened: May 2015
Last Patient Enrolled: July 2016
Last Patient, Last Visit: Aug 2017
Top Line Data: Q4 2017

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
The NASH-CX Trial (GT-026)

Encephalopathy
↓ Liver Cell Function
Shunting
Cirrhotic liver
Spleen
Portal vein
Splenic vein
Inf. vena cava
Sup. mesenteric vein
Varices
Ascites
Esophageal varices (EV)
Gastric varices (GV)

↓ Fibrosis → ↓ Portal Pressure → ↓ Complications → ↓ Morbidity and Mortality

Complications of Portal Hypertension in Cirrhosis (Portal Hypertension = High Blood Pressure in Portal Vein) © 2015 Galectin Therapeutics | NASDAQ: GALT The Goal is to:

Galectin Therapeutics

Primary Endpoint: portal pressure

Hepatic venous pressure gradient (HVPG)

Pressure (mmHg)
WHVP
FHVP
Time (s)

Secondary Endpoints:

Liver biopsy

Transient Elastography (FibroScan™)

Transducter
Ribs
Probe
Vibrator

Echosense

Functional metabolic test (^{13}C-methacetin Breath Test*)

Labeled substrate

*Exalenz

Assessment Methods for Liver Fibrosis in NASH-CX Trial © 2014 Galectin Therapeutics | NASDAQ:GALT 23

Key Points of NASH-CX Clinical Trial
• FDA in agreement with endpoint of HVPG
• Reduction in HVPG is reasonably likely to predict clinical benefit and therefore can be considered a surrogate
marker for clinical outcome
• FDA has agreed to review protocol under Special Protocol
Assessment
• Trial could serve as a pivotal trial for approval
• The endpoint of HVPG will be evaluated for correlation
with liver biopsy and non-invasive measures of the liver
which may be used in future studies

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

Patients
NASH with advanced fibrosis (>Brunt stage 3 fibrosis)
Design
• Randomized, controlled, blinded, single center trial
• Two groups for a total of 30 subjects
Dose &
Duration
• Placebo and 8 mg/kg GR-MD-02
• Randomized 1:2
• 16 week treatment period with drug administration every other week for a total of 9 doses
Primary
Endpoint
Evaluate the efficacy of GR-MD-02 on reducing liver fibrosis as assessed by
MR-elastography
Secondary
Endpoints
• FibroScan
®
Score
• Multi-parametric magnetic resonance imaging (LiverMultiScan
®
)
Trial Site
Brooke Army Medical Center (Dr. Stephen Harrison)
Expected
Milestones
First Patent Enrolled: June 2015
Top Line Data: June 2016

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
The NASH-FX Trial (GT-028)

Normal
Cirrhosis

Right lobe T1:733ms
Ishakscore: 0
Right lobe T1:906ms
Ishakscore: 3
Right lobe T1:1055ms
Ishakscore: 6

Transducter
Ribs
Probe
Vibrator

Non-Invasive Assessments of Liver Fibrosis in
NASH-FX trial
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Transient Elastography
(FibroScan™)
MR-Elastography LiverMultiScan*
*Perspectum Diagnostics™
Whole liver assessment of
stiffness using magnetic
resonance imaging with
mechanical pulse
Whole liver assessment of
fibrosis using multi-
parametric magnetic
resonance imaging
Regional assessment of
liver for tissue stiffness
(FDA approved)
Echosense™

Key Points of NASH-FX Clinical Trial
• Different population of patients than NASH-CX trial with
advanced fibrosis, but not necessarily cirrhosis
• Shorter term treatment than NASH-CX trial
• Evaluation of three promising non-invasive tests for
assessment of liver fibrosis
• A positive study might be supportive of a clinical effect
which could be used in a Breakthrough Designation
application to the FDA

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

ADVANCED MELANOMA Lead Indication in Cancer Immunotherapy 28 © 2015 Galectin Therapeutics | NASDAQ:GALT

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

• Tumor cell invasion:
extracellular matrix
adhesion and detachment
• Metastasis:
cell invasion and migration
• Angiogenesis
•
Tumor immunity has
recently been shown to be
critically affected by
galectins

The Vast Majority of Cancers Secrete Large Amounts
of Galectins, Which Have Multiple Roles In Tumor
Pathogenesis
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Galectin Therapeutics

<u>Immunotherapies</u>

Checkpoint Inhibitor Blockage:
- **anti-CTLA4**
- **anti-PD1**

Tumor Vaccines

CD8+
T-Cells
Galectin-3
Clonal
Expansion
T-Cells
Tumor
Cells
Galectin-3
CD8+
T-Cells
Cytokines (kill tumor cells)

Potential sites of action for galectin inhibition in
tumor immunology
Potential for galectin
inhibitors to enhance
anti-tumor immune
response
Potential for galectin inhibitors
to enhance anti-tumor activity
of T-cells by blocking
“Galectin Effect”
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Focus on Immunotherapy

Advanced Melanoma as Initial Indication

Critical Collaboration Established

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
• In U.S. 76,000 new diagnoses and 9,100 deaths*
• Even with newly approved drugs, a substantial
unmet medical need remains
• Immunotherapy is a major breakthrough in cancer
therapeutics
• Galectin-3 has an important role in reducing the ability
of immune system to fight cancer
• GR-MD-02 is efficacious on tumors in combination
with other immunotherapies in animal models
• Robert W. Franz Cancer Research Center, Earle A.
Chiles Research Institute (EACRI) Providence-Portland
Medical Center, Portland Oregon
• Demonstrated clinical trial expertise in melanoma and
tumor immunology basic science research
• Ability to conduct clinical trials and assist in funding
Cancer Therapy Strategy
*Siegel, et al. CA Cancer J Clin 2012;62:10

Tumor size (mm²)
50
40
30
20
10
0
IgG
aCTLA-4
aPD-1
*p<0.05
*
*
+none
+MD02

% Survival
100
80
60
40
20
0
20
40
60
80
100
Time (days)
IgG
aCTLA-4
MD02/IgG
MD02/aCTLA-4
*p<0.05
*

aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy
®
, BMS)]
aPD-1 = anti-PD-1 mAb [pembrolizumab in humans (Keytruda
®
) Merck]
Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G. Traber, and William L.
Redmond, Galectin Therapeutics and Earle A. Chiles Research Institute (EACRI), Portland Oregon
These data are on TC-1 prostate cancer cells (also effective in breast cancer, melanoma, and sarcoma)
Checkpoint Inhibitors Plus GR-MD-02 Boosts Anti-
Tumor Immunity, Reduces Tumor Size And Increases
Survival In Mouse Cancer Models
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Hypothetical:
Immune checkpoint blockade
Plus GR-MD-02
PD-1-blockade (Keytruda®)
CTLA-blockade (Yervoy®)
Natural History
Patients Alive
1
2
3
4
Years

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Hypothesis: GR-MD-02 May Be A Complementary
Therapy To Enhance Efficacy Of Immune Checkpoint
Blockade Therapies
Note: these are illustrative curves not representative of actual data; redrawn from figure of the American Association for Cancer Research, 2013

Patients
Advanced melanoma with indication for Yervoy
®
treatment
Design
Three patients per cohort (+3 if serious adverse events) with 10 patients treated with maximum dose achieved
Dose
GR-MD-02 starting at dose of 1 mg/kg and escalating following each cohort to
8 mg/kg followed by standard dose of Yervoy
®
Primary
Endpoint
Determine a safe dose of GR-MD-02 used in combination with the approved dose of Yervoy
®
Secondary
Endpoints
• Measure the response rate as assessed by ir-RECIST criteria
• Assess the biological activity by measuring:
-CD4+ T cells with a memory phenotype
-CD8+ T cells with effector phenotype
-Melanoma-specific T cells using autologous and/or HLA-matched tumor
-Examine composition of the tumor immune infiltrate from tumor biopsies
• Assess quality of life during therapy using the FACT-M questionnaire.
Trial Site
Providence-Portland Medical Center (Dr. Brendan Curti)
Status
Cohort 1 completed—no dose limiting toxicity
Cohort 2 underway

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
http://clinicaltrials.gov/ct2/show/NCT02117362?term=GR-MD-02&rank=1
Phase 1b Clinical Trial In Patients With Advanced
Melanoma Using GR-MD-02 In Combination With Yervoy
®

Patients
• Patients who have had melanoma progression after Yervoy
®
and/or BRAF
targeted therapy in melanomas with a BRAF mutation
• Patients who have had melanoma progression after Keytruda
®
monotherapy
Design
Three patients per cohort (+3 if adverse events) with 10 patients treated with maximum dose achieved
Dose
GR-MD-02 IV starting at dose of 1 mg/kg and escalating following each cohort to
8 mg/kg followed by standard dose of Keytruda
®
Primary
Endpoint
Determine a safe dose of GR-MD-02 used in combination with the approved dose of Keytruda
®
Secondary
Endpoints
• Measure the response rate as assessed by ir-RECIST criteria
• Assess the biological activity by measuring:
-CD4+ T cells with a memory phenotype
-CD8+ T cells with an effector phenotype
-Melanoma-specific T cells using autologous and/or HLA-matched tumor
-Examine composition of the tumor immune infiltrate from tumor biopsies
• Assess quality of life during therapy using the FACT-M questionnaire
Trial Site
Providence-Portland Medical Center (Dr. Brendan Curti)
Status
Plan to initiate study Q2 2015

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1b Clinical Trial In Patients With Advanced
Melanoma Using GR-MD-02 In Combination With Keytruda
®

Study Indication Endpoints Start Data Reporting
Phase 1b:
Yervoy
®
Advanced
melanoma
Safety
ir-RECIST
Immune markers
Underway Dose Group 1: complete
Dose Group 2: initiated
Phase 1b:
Keytruda
®
Advanced
melanoma
Safety
ir-RECIST
Immune markers
Q2 2015 TBD

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Advanced Liver Fibrosis/Cirrhosis
Advanced Melanoma
Study Indication Endpoints Start Data Reporting
GT-026
“NASH-CX”
NASH with
cirrhosis
Portal pressure
(HVPG)
Q2 2015 Q4 2017
GT-028
“NASH-FX”
NASH with
advanced fibrosis
Liver stiffness
(magnetic resonance
elastography);
comparisons include
FibroScan
®
and multi-
parametric MRI
Q2 2015 Q2 2016
Expected Development Program Milestones

James Czirr, Executive Chairman	• Manager and general partner of 10X Fund, L.P., Co-Founder, Pro-Pharmaceuticals, CEO, Minerva Biotechnologies Corporation
Peter G. Traber, M.D. President, CEO, CMO	• Over 28 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine and business development. • GlaxoSmithKline (CMO), Un of Pennsylvania (CEO, Chief of GI, Chairman of Medicine), Baylor College of Medicine (CEO)
Harold H. Shlevin, Ph.D. COO & Corporate Secretary	• Over 32 years of senior experience in the development and commercialization of pharmaceuticals and business development including mergers and acquisitions. • Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics (n/k/a Novartis Vision) (SVP & co-founder), Tikvah Therapeutics (Founder, CEO)
Jack W. Callicutt CFO	• Over 24 years in accounting and finance with life science and technology companies with significant experience in negotiating and closing financing transactions. • CFO Reach Health, CFO of Vystar Corporation, CFO Corautus Genetics, Deloitte
Eliezer Zomer, Ph.D. Pharmaceutical Development	• Over 30 years experience in biotechnology engineering and regulatory in pharmaceuticals and diagnostics. • Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University
J. Rex Horton Executive Director, Regulatory Affairs and Quality Assurance	• Over 24 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing. • Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics, Georgia Institute of Technology.

37 Experienced Leadership Team © 2015 Galectin Therapeutics | NASDAQ:GALT

Trading Symbol Nasdaq: GALT
Corporate Headquarters Norcross, GA (suburb of Atlanta)
Fiscal Year End December 31
Accounting Firm McGladrey LLP
Stock Price; 52 Week Range $3.47       $3.00 - $19.11
Shares Outstanding 22.3 million
Daily Volume (3-month average) 154,000 shares
Market Capitalization $89 million
Debt $0
Cash & Equivalents $29.1 million
Estimated Spending in 2015 $20 million
Financial Key Facts – As Of December 31, 2014
© 2015 Galectin Therapeutics  |  NASDAQ:GALT